UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2011

HIGHLAND BUSINESS SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34642	26-1607874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Avenida Fabricante, Suite 100 San Clemente, California	92672
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 276-5428

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

On May 2, 2011, the Registrant entered into a reverse triangular merger by and among HSB Sub Co. (“SUB CO”), a Nevada corporation and wholly owned subsidiary of the Registrant, and Ritewire, Inc. (“RITEWIRE”), a Nevada corporation, SUB CO and RITEWIRE being the constituent entities in the merger, whereby the Registrant intends to issue 450,000 shares of its 144 restricted common stock in exchange for 100% of RITEWIRE’s issued and outstanding common stock. Pursuant to the terms of the merger, SUB CO will be merged with RITEWIRE wherein SUB CO shall cease to exist and RITEWIRE will become a wholly-owned subsidiary of the Registrant. Subject to the terms and conditions set forth in the Merger Agreement, the Merger is anticipated to become effective on or before May 25, 2011.

Pursuant to the terms of the Merger Agreement, 450,000 shares shall be issued to the holders of RITEWIRE. Fifty Thousand (50,000) Shares of the Registrant’s common stock shall be issued pro rata to the holders of RITEWIRE shares on November 30, 2011, and the remaining Four Hundred Thousand (400,000) shall be released when RITEWIRE achieves annual gross profit of Two Million Five Hundred Thousand ($2,500,000) dollars during any twelve consecutive months. In the event that the gross profit as defined in the Merger Agreement has not been achieved by the end of the fifth anniversary following the date of the closing of this transaction, then in that event, the 400,000 HGLB Shares shall be returned to HGLB and cancelled.

The Merger with RITEWIRE, upon closing, will provide the Registrant with the ownership of 100% of RITEWIRE, which is a commercial voice, video, data and security integrator with projects in California, Georgia, Texas, Virginia, the Carolinas, Colorado and Nevada.

A copy of the Merger Agreement is filed as Exhibit 2.2 to this Current Report and is incorporated in its entirety herein.

Section 8 – Other Events

Item 8.01 Other Events

On May 4, 2011, the Registrant issued a press release announcing its execution of a definitive merger agreement with RITEWIRE. A copy of the press release is attached hereto as Exhibit 99.3.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
2.2	Acquisition Agreement and Plan of Merger by and among Highland Business Services, HSB, and RITEWIRE dated May 2, 2011.
99.3	Press Release dated May 4, 2011 – Elevate Expands Sales, Support and Commercial Integration Capabilities Through Acquisition of Ritewire

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLAND BUSINESS SERVICES, INC.

By: /s/ Donna S. Moore
Donna S. Moore, Chief Financial Officer

Date:  May 6, 2011